MUNIYIELD
CALIFORNIA
INSURED
FUND II, INC.







FUND LOGO







Semi-Annual Report

April 30, 1998




Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MCA


This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MuniYield California Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1998, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.433 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.63%, based on a month-end per share net asset value of $15.49. Over the same period, the total investment return on the Fund's Common Stock was +1.78%, based on a change in per share net asset value from $15.70 to $15.49, and assuming reinvestment of $0.436 per share income dividends and $0.048 per share capital gains distributions.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 1998 were as follows: Series A, 3.88%; Series B, 3.33%; and Series C, 3.28%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued more than $72 billion in new securities, an increase of over 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield California Insured Fund II, Inc.
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
For the six months ended April 30, 1998, we managed MuniYield California Insured Fund II, Inc. with the intent of sustaining an appealing level of tax-exempt income while simultaneously seeking to achieve an above-average total return. During the period, our portfolio strategy was to maintain a fully invested position, and to use any dips in the market to aggressively restructure the Fund, while using market rallies to sell more aggressively structured bonds.

While the overall trend in interest rates for the six-month period ended April 30, 1998 was down, market volatility created a trading range. Interest rates fluctuated rapidly during the period as opinions vacillated on inflation and whether the Federal Reserve Board was going to raise interest rates. Overall, we believed that inflation was not a problem and therefore positioned the Fund to benefit from a decline in interest rates. As a result of this strategy, the Fund had an above-average total return and yield relative to comparable California insured tax-exempt funds.

Looking ahead, we believe that interest rates will continue to fluctuate until a sustained slowdown in the US economy drives them lower. To that end, our strategy will concentrate on extending duration on any market back-ups in order to seek to enhance the total return of the Fund.


In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager




June 1, 1998




MuniYield California Insured Fund II, Inc.
April 30, 1998




PORTFOLIO INSURANCE

MuniYield California Insured Fund II, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investor Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs the benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.





QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                Percent of
S&P Rating/Moody's Rating       Net Assets

AAA/Aaa                            86.9%
AA/Aa                               3.2
A/A                                 3.2
BBB/Baa                             0.3
NR (Not Rated)                      1.1
Other++                             2.1


[FN]
++Temporary investments in short-term municipal securities.




MuniYield California Insured Fund II, Inc.
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the California Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield California Insured Fund II, Inc.
April 30, 1998




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDR            Industrial Development Revenue Bonds
INFLOS         Inverse Floating Rate Municipal Bonds
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
RITR           Residual Interest Trust Receipts
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                   Issue                                                (Note 1a)

California--96.3%
AAA      Aaa    $ 2,110   ABC, California, Unified School District, UT, Series A, 4.75% due 8/01/2022 (h)       $  1,936

AAA      Aaa      1,000   Alameda County, California, COP, Refunding Capital Projects, 5% due 6/01/2022 (b)          954

                          Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                          (Public Improvements Project) (h):
AAA      Aaa     10,000      Senior Series A, 5% due 3/01/2037                                                     9,429
AAA      Aaa      5,000      Sub-Series C, 5.38%** due 9/01/2027                                                   1,020
AAA      Aaa     12,485      Sub-Series C, 5.37%** due 9/01/2034                                                   1,732
AAA      Aaa     21,885      Sub-Series C, 5.24%** due 9/01/2035                                                   2,871

AAA      Aaa      1,985   Arcadia, California, Unified School District, UT, Series B, 6.50% due
                          7/01/2015 (c)                                                                            2,217

AAA      Aaa      2,000   Berkeley, California, Unified School District, UT, Series C, 6.50% due
                          8/01/2019 (b)                                                                            2,218

AAA      Aaa      1,450   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (d)           1,605

NR*      Aaa     12,170   California Educational Facilities Authority, Student Loan Revenue Bonds
                          (Caledge Loan Program), AMT, 5.55% due 4/01/2028 (b)                                    11,995

                          California HFA, Home Mortgage Revenue Bonds, AMT:
AA-      Aa       2,255      Refunding, Series H, 7.50% due 8/01/2025                                              2,454
AAA      Aaa      1,500      Series E, 6.15% due 8/01/2025 (d)                                                     1,575
AA-      Aa       6,330      Series F-1, 7% due 8/01/2026                                                          6,820
AAA      Aaa      5,500      Series I, 5.75% due 2/01/2029 (d)                                                     5,656

AA-      Aa       3,950   California HFA, Revenue Bonds, RIB, AMT, 9.162% due 8/01/2023 (e)                        4,478

AAA      Aaa      5,000   California Health Facilities Financing Authority Revenue Bonds, RITR,
                          Series 17, 6.37% due 8/15/2030 (d)(e)                                                    5,019

                          California Pollution Control Financing Authority, PCR, Refunding (Pacific
                          Gas and Electric Co.), VRDN (a):
NR*      NR*        100      AMT, Series B, 4.10% due 11/01/2026                                                     100
A1+      NR*      1,000      Series C, 4.05% due 11/01/2026                                                        1,000
A1+      NR*      4,500      Series F, 4.10% due 11/01/2026                                                        4,500

NR*      P1         200   California Pollution Control Financing Authority, Resource Recovery
                          Revenue Bonds (Delano Project), VRDN, AMT, Series 1991, 4.10% due 8/01/2019 (a)            200

                          California Pollution Control Financing Authority, Solid Waste Disposal
                          Revenue Bonds, AMT:
A-       A2       4,440      (Keller Canyon Landfill Company Project), 6.875% due 11/01/2027                       4,845
A1+      VMIG1++    200      (Shell Oil Co.--Martinez Project), VRDN, Series A, 4% due 10/01/2031 (a)                200



MuniYield California Insured Fund II, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                   Issue                                                (Note 1a)

California (continued)
NR*      Aaa    $ 1,000   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due
                          12/01/2024 (j)(k)                                                                     $  1,085

                          California State Public Works Board, Lease Revenue Bonds:
A        Aaa      1,000      (Department of Corrections--Monterey County Soledad II), Series A, 7%
                             due 11/01/2004 (i)                                                                    1,161
AAA      Aaa      2,000      (Department of Corrections--State Prisons), AMT, Series E, 6% due
                             6/01/2007 (h)                                                                         2,176
AAA      Aaa      5,525      Refunding (Department of Corrections--State Prisons), Series A, 5%
                             due 12/01/2019 (b)                                                                    5,389

AAA      Aaa      5,000   California State, Refunding, GO, UT, 5% due 2/01/2023 (c)                                4,774

AAA      Aaa      2,375   California State University, Housing System Revenue Refunding Bonds,
                          5.90% due 11/01/2021 (c)(f)                                                              2,498

AA       Aa       2,000   California Statewide Community Development Authority Revenue Bonds, COP
                          (Saint Joseph Health System Group), 6.625% due 7/01/2004 (i)                             2,259

                          Central Coast Water Authority, California, Revenue Bonds (State Water
                          Project Regional Facilities) (b)(i):
AAA      Aaa      1,885      6.50% due 10/01/2002                                                                  2,084
AAA      Aaa      6,000      6.60% due 10/01/2002                                                                  6,658

AAA      Aaa      7,990   Compton, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Compton Redevelopment Project), Series A, 6.50% due
                          8/01/2013 (h)                                                                            8,958

AAA      Aaa      2,000   Contra Costa, California, Water District Revenue Bonds, Series G, 5.75%
                          due 10/01/2014 (d)                                                                       2,102

AAA      Aaa      4,000   Cucamonga County, California, Water District Facilities Refinancing Bonds,
                          COP, 6.50% due 9/01/2022 (c)                                                             4,302

AAA      Aaa      1,000   Fairfield--Suisun, California, Sewer District Revenue Refunding Bonds,
                          Series A, 6.25% due 5/01/2016 (d)                                                        1,065

AAA      Aaa      2,500   Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019 (b)             2,522

AAA      Aaa      1,830   Irwindale, California, Community Redevelopment Agency, Tax Allocation Refunding
                          Bonds (City Industrial Development Project), 5% due 8/01/2025 (h)                        1,724

AAA      Aaa      7,000   Long Beach, California, Finance Authority, Lease Revenue Refunding Bonds
                          (Civic Center Project), Series A, 5% due 10/01/2027 (d)                                  6,659

AAA      Aaa      2,500   Los Angeles, California, Airport Department Revenue Bonds (Ontario International
                          Airport), AMT, Series A, 6% due 5/15/2017 (c)                                            2,630

AAA      Aaa      3,750   Los Angeles, California, Community College District, COP, Refunding, Series A,
                          6% due 8/15/2020 (h)                                                                     3,988

                          Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Bunker Hill), Series H (h):
AAA      Aaa      1,500      6.50% due 12/01/2015                                                                  1,655
AAA      Aaa      3,500      6.50% due 12/01/2016                                                                  3,862

                          Los Angeles, California, Harbor Department Revenue Bonds, AMT (d):
AAA      Aaa      7,000      RITR, Series 7, 7.995% due 11/01/2026 (e)                                             8,584
AAA      Aaa      5,000      Series B, 6.625% due 8/01/2025                                                        5,423

                          M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project) (d):
AAA      Aaa      1,500      Refunding, 6.75% due 7/01/2020 (f)                                                    1,756
AAA      Aaa      3,000      Refunding, Series H, 5.90% due 7/01/2020                                              3,009
AAA      Aaa      2,000      Series E, 6.75% due 7/01/2011                                                         2,167
AAA      Aaa      1,000      Series E, 6.50% due 7/01/2017                                                         1,075

AAA      Aaa      6,570   Madera County, California, COP (Children's Valley Hospital Project), 4.75%
                          due 3/15/2018 (d)                                                                        6,114




MuniYield California Insured Fund II, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                   Issue                                                (Note 1a)

California (continued)
                          Metropolitan Water District, Southern California, Waterworks Revenue Bonds,
                          Series A:
AA       Aa2    $ 1,450      5% due 7/01/2026                                                                   $  1,383
AAA      Aaa     13,965      5% due 7/01/2030 (d)                                                                 13,238

AAA      Aaa      4,280   Modesto, California, Irrigation District Financing Authority, Revenue
                          Refunding Bonds (Domestic Water Project), Series D, 4.75% due 9/01/2022 (b)              3,933

AAA      Aaa      4,960   Modesto, California, Public Financing Authority, Lease Revenue Refunding
                          Bonds (Capital Improvements and Refinancing Project), 4.75% due 9/01/2024 (b)            4,542

AAA      Aaa      3,300   Monterey County, California, COP (Natividad Medical Improvement Center),
                          Series E, 4.75% due 8/01/2018 (d)                                                        3,068

AAA      Aaa      3,850   Mountain View, California, Capital Improvements Financing Authority Revenue
                          Bonds (City Hall--Community Theatre), 6.50% due 8/01/2016 (d)                            4,142

                          Mountain View--Los Altos, California, Unified High School District, UT,
                          Series C (d):
AAA      Aaa     1,015       6.05%** due 5/01/2017                                                                   367
AAA      Aaa      1,080      6.05%** due 5/01/2018                                                                   369

                          Northern California Power Agency, Multiple Capital Facilities Revenue Bonds (d):
AAA      Aaa      2,500      RIB, 9.04% due 9/02/2025 (d)(e)                                                       2,944
AAA      Aaa      2,000      Series A, 6.50% due 8/01/2012                                                         2,183

AAA      Aaa      2,000   Northern California Transmission Revenue Bonds (California--Oregon Transmission
                          Project), Series A, 6.50% due 5/01/2016 (d)                                              2,164

AAA      Aaa      1,000   Oakland, California, Redevelopment Agency, Refunding, INFLOS, 7.915% due
                          9/01/2019 (d)(e)                                                                         1,118

AAA      Aaa      2,360   Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)          2,638

A+       A1       2,000   Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                          6.25% due 1/01/2018                                                                      2,211

AAA      Aaa      7,500   Pioneers Memorial Hospital District, California, Refunding, GO, UT, 6.50%
                          due 10/01/2024 (b)                                                                       8,334

AAA      Aaa      8,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                          11/01/2016 (d)                                                                           8,654

AAA      Aaa      3,755   Poway, California, Unified School District, Special Tax Refunding Bonds
                          (Community Facilities District No. 1), 4.75% due 10/01/2023 (d)                          3,439

                          Richmond, California, Redevelopment Agency Tax Allocation, Refunding (Harbour),
                          Series A (d):
AAA      Aaa      1,150      5.10%** due 7/01/2017                                                                   416
AAA      Aaa      1,150      5.15%** due 7/01/2018                                                                   391
AAA      Aaa      1,150      5.15%** due 7/01/2019                                                                   370
AAA      Aaa      1,150      5.20%** due 7/01/2022                                                                   312

                          Riverside County, California, Asset Leasing Corporation, Leasehold Revenue
                          Bonds (Riverside County Hospital Project), Series B (d):
AAA      Aaa      4,500      5.70% due 6/01/2016                                                                   4,784
AAA      Aaa      3,000      5% due 6/01/2019                                                                      2,868

A1+      Aa1      2,600   Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                          (Roseville Hospital), VRDN, Series A, 3.95% due 10/01/2014 (a)                           2,600

                          Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds:
AAA      Aaa     10,500      Series A, 5.40% due 11/01/2020 (b)                                                   10,823
A+       A1       4,100      Series B, 5.40% due 11/01/2020                                                        4,186

AAA      Aaa      7,500   Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                          Series K, 5.25% due 7/01/2024 (b)                                                        7,531




MuniYield California Insured Fund II, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                   Issue                                                (Note 1a)

California (continued)
AAA      Aaa    $11,545   Sacramento County, California, COP, Refunding (Public Facilities Project--
                          Coroner Crime Lab), 4.75% due 10/01/2027 (b)(f)                                       $ 10,476

AAA      Aaa      7,355   Sacramento County, California, Sanitation District Finance Authority,
                          Revenue Refunding Bonds, 4.75% due 12/01/2023 (d)                                        6,734

                          San Diego, California, IDR, RITR (e):
AAA      Aaa      3,000      7.785% due 9/01/2018                                                                  3,435
AAA      Aaa      2,900      7.785% due 9/01/2019                                                                  3,321

AAA      Aaa      5,000   San Diego, California, IDR, Refunding (San Diego Gas and Electric), Series C,
                          5.90% due 9/01/2018 (h)                                                                  5,223

AAA      Aaa     13,000   San Francisco, California, Bay Area Rapid Transit District, Sales Tax
                          Revenue Refunding Bonds, 4.75% due 7/01/2023 (b)                                        11,944

                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA      Aaa      3,500      AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                 3,783
AAA      Aaa      3,000      AMT, Issue 6, 6.50% due 5/01/2018 (b)                                                 3,285
AAA      Aaa      2,000      AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                 2,172
AAA      Aaa      3,335      Refunding, Issue 1, 6.30% due 5/01/2011 (b)                                           3,591
AAA      Aaa      4,000      Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                           4,343
AAA      Aaa     10,000      Refunding, Issue 2, 6.75% due 5/01/2020 (d)                                          11,044

AAA      Aaa      2,750   San Francisco, California, City and County Redevelopment Agency, Hotel Tax
                          Revenue Refunding Bonds, 5% due 7/01/2025 (h)                                            2,620

                          San Francisco, California, City and County Redevelopment Agency, Lease
                          Revenue Bonds (George R. Moscone Convention Center) (h):
AAA      Aaa      2,800      6.75% due 7/01/2015                                                                   3,140
AAA      Aaa      3,050      6.75% due 7/01/2024                                                                   3,420

AAA      Aaa      5,000   San Jose, California, Housing Redevelopment Agency, Tax Allocation Bonds
                          (Set-Aside Merged Area), AMT, Series E, 5.85% due 8/01/2027 (d)                          5,200

AAA      Aaa      4,720   San Mateo, California, Foster City School District, UT, 5% due 8/01/2027 (d)             4,490

AAA      Aaa      2,450   San Mateo County, California, Joint Powers Financing Authority, Lease Revenue
                          Refunding Bonds (Capital Projects Program), 5.125% due 7/01/2018 (d)                     2,432

AAA      Aaa      1,600   San Mateo County, California, Transportation District, Sales Tax Revenue
                          Refunding Bonds, Series A, 5.25% due 6/01/2019 (d)                                       1,614

AAA      Aaa      3,430   Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                          Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)                  3,941

AAA      Aaa      6,000   Santa Clara, California, Electric Revenue Refunding Bonds, Series A, 5%
                          due 7/01/2027 (b)                                                                        5,708

                          Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                          (VMC Facility Replacement Project), Series A (b):
AAA      Aaa      5,770      6.875% due 11/15/2004 (i)                                                             6,664
AAA      Aaa      2,500      7.75% due 11/15/2011                                                                  3,222

AAA      Aaa      3,500   Santa Clara County, California, Financing Authority, Lease Revenue Refunding
                          Bonds, Series A, 5% due 11/15/2022 (b)                                                   3,343

AAA      NR*      3,235   Southern California, HFA, S/F Mortgage Revenue Program Bonds, AMT, Series B,
                          6.90% due 10/01/2024 (g)                                                                 3,404

BBB+     NR*      1,175   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                          Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010         1,248




MuniYield California Insured Fund II, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                   Issue                                                (Note 1a)

California (concluded)
AAA      Aaa    $ 3,500   Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion),
                          Series A, 6.70% due 9/01/2004 (c)(i)                                                  $  3,998

AAA      Aaa      1,500   Vacaville, California, Public Financing Authority, Tax Allocation Revenue
                          Refunding Bonds (Vacaville Redevelopment Projects), 6.35% due 9/01/2022 (d)              1,592

AAA      Aaa      1,500   Walnut, California, Public Financing Authority, Tax Allocation Revenue
                          Refunding Bonds (Walnut Improvement Project), 6.50% due 9/01/2022 (d)                    1,633


Puerto Rico--0.5%


A        Baa1     2,300   Puerto Rico Commonwealth, Public Improvement Refunding Bonds, 4.50% due
                          7/01/2023                                                                                2,017

Total Investments (Cost--$382,326)--96.8%                                                                        396,548

Other Assets Less Liabilities--3.2%                                                                               13,304
                                                                                                                --------
Net Assets--100.0%                                                                                              $409,852
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(f)Escrowed to maturity.
(g)GNMA/FNMA Collateralized.
(h)FSA Insured.
(i)Prerefunded.
(j)GNMA Collateralized.
(k)FHLMC Collateralized.
  *Not Rated.
 **Represents a zero coupon; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.




MuniYield California Insured Fund II, Inc.
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$382,325,821) (Note 1a)                         $396,547,614
                    Cash                                                                                          24,089
                    Receivables:
                      Securities sold                                                      $ 16,914,936
                      Interest                                                                6,338,236       23,253,172
                                                                                           ------------
                    Prepaid expenses and other assets                                                             11,362
                                                                                                            ------------
                    Total assets                                                                             419,836,237
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    9,387,767
                      Dividends to shareholders (Note 1e)                                       312,258
                      Investment adviser (Note 2)                                               170,984        9,871,009
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       113,240
                                                                                                            ------------
                    Total liabilities                                                                          9,984,249
                                                                                                            ------------

Net Assets:         Net assets                                                                              $409,851,988
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,200 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $130,000,000
                      Common Stock, par value $.10 per share (18,067,037 shares
                      issued and outstanding)                                              $  1,806,704
                    Paid-in capital in excess of par                                        259,273,946
                    Undistributed investment income--net                                      2,128,575
                    Undistributed realized capital gains on investments--net (Note 5)         2,420,970
                    Unrealized appreciation on investments--net                              14,221,793
                                                                                           ------------
                    Total--Equivalent to $15.49 net asset value per share of
                    Common Stock (market price--$15.25)                                                      279,851,988
                                                                                                            ------------
                    Total capital                                                                           $409,851,988
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.




MuniYield California Insured Fund II, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 11,220,584
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,023,036
                    Commission fees (Note 4)                                                    163,248
                    Transfer agent fees                                                          41,658
                    Professional fees                                                            35,827
                    Accounting services (Note 2)                                                 32,187
                    Directors' fees and expenses                                                 11,424
                    Custodian fees                                                               11,200
                    Printing and shareholder reports                                              8,517
                    Pricing fees                                                                  8,490
                    Listing fees                                                                  3,297
                    Other                                                                        12,665
                                                                                           ------------
                    Total expenses                                                                             1,351,549
                                                                                                            ------------
                    Investment income--net                                                                     9,869,035
                                                                                                            ------------

Realized & Unreal-  Realized gain on investments--net                                                          9,426,239
ized Gain           Change in unrealized appreciation on investments                                         (12,122,679)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  7,172,595
(Notes 1b,                                                                                                  ============
1d & 3):
                    See Notes to Financial Statements.





MuniYield California Insured Fund II, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                       April 30, 1998    Oct. 31, 1997
Operations:         Investment income--net                                                 $  9,869,035     $ 18,621,400
                    Realized gain on investments--net                                         9,426,239        6,072,724
                    Change in unrealized appreciation on investments--net                   (12,122,679)       7,145,659
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      7,172,595       31,839,783
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (7,857,825)     (14,322,833)
Shareholders          Preferred Stock                                                        (2,004,746)      (3,853,552)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (887,345)         (35,804)
                      Preferred Stock                                                          (231,502)         (10,152)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (10,981,418)     (18,222,341)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Preferred Stock resulting
Transactions        from reorganization                                                              --       40,000,000
(Note 4):           Proceeds from issuance of Common Stock resulting from
                    reorganization                                                                   --       79,644,600
                    Offering costs from issuance of Common Stock resulting
                    from reorganization                                                              --         (254,371)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital
                    stock transactions                                                               --      119,390,229
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (3,808,823)     133,007,671
                    Beginning of period                                                     413,660,811      280,653,140
                                                                                           ------------     ------------
                    End of period*                                                         $409,851,988     $413,660,811
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,128,575     $  2,122,111
                                                                                           ============     ============


                    See Notes to Financial Statements.




MuniYield California Insured Fund II, Inc.
April 30, 1998




FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended              For the Year Ended
                                                                      April 30,               October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  15.70   $  15.04  $  14.92  $  13.39   $  16.36
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .54       1.10      1.10      1.13       1.17
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.15)       .68       .13      1.61      (2.90)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .39       1.78      1.23      2.74      (1.73)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.43)      (.88)     (.87)     (.87)      (.92)
                      Realized gain on investments--net                   (.05)        --++      --      (.07)      (.11)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.48)      (.88)     (.87)     (.94)     (1.03)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --       (.01)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.11)      (.23)     (.24)     (.26)      (.19)
                        Realized gain on investments--net                 (.01)        --++      --      (.01)      (.02)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.12)      (.23)     (.24)     (.27)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.49   $  15.70  $  15.04  $  14.92   $  13.39
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  15.25   $15.0625  $ 14.125  $ 13.125   $ 11.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.45%+++  13.20%    14.52%    19.00%    (16.79%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.78%+++  10.82%     7.26%    19.97%    (11.82%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .66%*      .68%      .69%      .71%       .70%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.83%*     4.97%     4.99%     5.42%      5.28%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $279,852   $283,661  $190,653  $189,124   $169,757
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $130,000   $130,000  $ 90,000  $ 90,000   $ 90,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.58%     85.35%   119.52%   114.78%     41.67%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,153   $  3,182  $  3,118  $  3,101   $  2,886
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    428   $    809  $    870  $    948   $    636
Per Share                                                             ========   ========  ========  ========   ========
On Preferred        Series B--Investment income--net                  $    360   $    821  $    844  $    904   $    687
Stock                                                                 ========   ========  ========  ========   ========
Outstanding:++++++  Series C--Investment income--net                  $    367   $    574        --        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++The Fund's Preferred Stock was issued on November 30, 1992
                    (Series A and B) and January 27, 1997 (Series C).
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield California Insured Fund II, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.




MuniYield California Insured Fund II, Inc.
April 30, 1998




(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $165,865,843 and $166,712,616, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:



                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $9,108,925    $14,221,793
Financial future contracts            317,314             --
                                   ----------    -----------
Total                              $9,426,239    $14,221,793
                                   ==========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $14,221,793, of which $16,827,920 related to appreciated securities and $2,606,127 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $382,325,821.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 remained constant and during the year ended October 31, 1997 increased 5,388,404 pursuant to a plan of reorganization.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.65%; Series B, 4.05%; and Series C, 4.20%.

AMPS shares during the six months ended April 30, 1998 remained constant and during the year ended October 31, 1997 increased by 1,600 pursuant to a plan of reorganization. As of April 30, 1998, there were 5,200 shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $92,460 as commissions.


5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $1,680,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070930 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.